The Advisors' Inner Circle Fund

                       Acadian Emerging Markets Portfolio

               Supplement dated December 3, 2004 to the Prospectus
             dated March 1, 2004 and supplemented on August 23, 2004

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

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On November 16, 2004, the Board of Trustees of The Advisors' Inner Circle Fund
unanimously approved the closing of the Acadian Emerging Markets Portfolio (the "Fund") to new investors due to concerns that an increase in the size of the Fund may adversely affect the implementation of the Fund's investment strategy. Effective December 8, 2004, the Fund will be closed to new investors. Existing shareholders of the Fund may continue to make additional investments and reinvest dividends and capital gains distributions in the Fund.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE